Exhibit 99.1

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
WCI Communities, Inc., et al.	Case Number: 08-11643 (KJC)
Debtors	Jointly Administered
Hon. Kevin J. Carey

Monthly Operating Report

For the Period December 1, 2008 through December 31, 2008

File with Court and submit copy to the United States Trustee within 20 days after end of month.

Required Documents	Document Complete	Explanation Attached	Debtors’ Statement
Schedule of Cash Receipts and Disbursements	X
Schedule of Professional Fees Paid	X
Bank Reconciliation (or copies of Debtor’s bank reconciliations)			X
Copies of bank statements			X
Cash disbursements journals			X
Statement of Operations	X	Exhibit A
Balance Sheet	X	Exhibit B
Status of Postpetition Taxes	X	X
Copies of IRS Form 6123 or payment receipt	X
Copies of tax returns filed during reporting period	X
Summary of Unpaid Postpetition Debts	X	X
Listing of aged accounts payable			X
Accounts Receivable Reconciliation and Aging	X	X
Debtor Questionnaire	X

I declare under penalty of perjury (28 U.S.C. Section 1746) that the information contained in this monthly operating report (including attached schedules) is true and correct to the best of my knowledge, information and belief. This Monthly Operating Report (“MOR”) has been prepared solely for the purpose of complying with the reporting requirements of the Office of the United States Trustee in the District of Delaware and the United States Bankruptcy Code (“Bankruptcy Code”). Attached hereto as Exhibit C is “Disclosures and Disclaimers Regarding the Monthly Operating Report of WCI Communities, Inc. and Its Affiliated Debtors”, which comprise an integral part of this document that the reader should view in conjunction with this Monthly Operating Report.

/s/ Scott Perry	2/10/09
Signature of Authorized Individual	Date

Scott Perry
Printed Name of Authorized Individual

Monthly Operating Report
1 of 13	December 1, 2008 through December 31, 2008

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
WCI Communities, Inc., et al.	Case Number: 08-11643 (KJC)
Debtors	Jointly Administered
Hon. Kevin J. Carey

Schedule of Receipts and Disbursements

For the Period December 1, 2008 through December 31, 2008

	Debtor Entities					Non-Debtor Cash Flow	Consolidated WCI Communities, Inc.
	Depository Accounts	Disbursement Accounts	Payroll Accounts	Tax Accounts	Other Accounts
CASH RECEIPTS
Homebuilding & Tower Receipts	$22,778,031	$—	$—	$—	$—	$1,364,728	$24,142,758
Bulk Sales / Land Sales	—	—	—	—	—	—	—
Other Misc. Receipts	29,881,178	—	—	—	—	10,175,833	40,057,011

TOTAL CASH RECEIPTS	52,659,208	—	—	—	—	11,540,561	64,199,769

CASH DISBURSEMENTS
SG&A Expenses
SG&A	—	6,080,455	—	—	—	4,237,315	10,317,770
HOA Deficit Funding	—	1,281,008	—	—	—	—	1,281,008
Payroll including taxes, benefits	—	—	5,547,648	—	—	2,136,605	7,684,254
Other Taxes	—	—	—	723,536	—	462,907	1,186,443

Total SG&A Expenses	—	7,361,463	5,547,648	723,536	—	6,836,828	20,469,474
Operating Expenses
Homebuilding Construction	—	2,379,609	—	—	—	1,703,349	4,082,959
Land Development	—	1,888,244	—	—	—	—	1,888,244
Tower Construction	—	2,280,561	—	—	—	—	2,280,561
Amenities	—	1,500,066	—	—	—	2,598,784	4,098,850
Other items	—	50,562	—	—	—		50,562

Total Operating Expenses	—	8,099,041	—	—	—	4,302,133	12,401,174
Restructuring Expenses
Interest on DIP Facility	—	794,286	—	—	—	—	794,286
Interest on Prepetition Debt	—	5,412,001	—	—	—	—	5,412,001
Professional Fees	—	6,179,333	—	—	—	—	6,179,333
Mandatory Paydown DIP	—	781,213	—	—	—	—	781,213

Total Restructuring Expenses	—	13,166,833	—	—	—	—	13,166,833
TOTAL CASH DISBURSEMENTS	—	28,627,336	5,547,648	723,536	—	11,138,961	46,037,481

NET RECEIPTS / (DISBURSEMENTS)	$52,659,208	$(28,627,336)	$(5,547,648)	$(723,536)	$—	$401,600	$18,162,288

Monthly Operating Report
2 of 13	December 1, 2008 through December 31, 2008

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
WCI Communities, Inc., et al.	Case Number: 08-11643 (KJC)
Debtors	Jointly Administered
Hon. Kevin J. Carey

Schedule of Professional Fees and Expenses Paid (1)

For the Period December 1, 2008 through December 31, 2008

	Amount Incurred This Period (2)			Amount Paid This Period			Cumulative Amount Paid
Professional	Fees	Expenses	Total	Fees	Expenses	Total	Fees	Expenses	Total
Akin Gump Strauss Hauer & Feld LLP (3)	$296,183	$11,961	$308,145	$941,515	$31,164	$972,680	$941,515	$31,164	$972,680
Bayard, P.A. (4)	—	—	—	124,904	22,805	147,709	248,050	57,978	306,028
Epiq Bankruptcy Solutions LLC (5)	—	—	—	371,483	—	371,483	759,434	—	759,434
Ernst & Young LLP	269,506	10,253	279,759	182,377	7,714	190,091	182,377	7,714	190,091
FTI Consulting, Inc. (7)	416,461	35,427	451,888	801,221	77,668	878,890	801,221	77,668	878,890
Houlihan Lokey Howard & Zukin	—	—	—	—	—	—	—	—
Lazard Frères & Co. LLC (6) (7)	350,000	8,159	358,159	280,000	11,625	291,625	1,780,000	11,625	1,791,625
Pachulski Stang Ziehl & Jones LLP (7)	9,147	1,400	10,547	—	—	—	—	—
Sitrick and Company, Inc.	—	—	—	7,030	26	7,055	144,849	29,645	174,494
White & Case LLP (7)	915,961	37,686	953,647	2,970,274	141,136	3,111,410	4,922,723	187,470	5,110,193

Total	$2,257,257	$104,887	$2,362,144	$5,678,803	$292,139	$5,970,942	$9,780,170	$403,264	$10,183,434

Professional	Role
Akin Gump Strauss Hauer & Feld LLP	UCC Counsel
Bayard, P.A.	Debtors’ Local Counsel
Epiq Bankruptcy Solutions LLC	Noticing / Claims Agent
Ernst & Young LLP	Debtors’ Auditor
FTI Consulting, Inc.	Debtors’ Restructuring Advisors
Houlihan Lokey Howard & Zukin	UCC Financial Advisor
Lazard Frères & Co. LLC	Debtors’ Financial Advisors
Pachulski Stang Ziehl & Jones LLP	UCC Local Counsel
Sitrick and Company, Inc.	Debtors’ Public Relations Agent
White & Case LLP	Debtors’ Counsel

Notes:

1.	The schedule of professional fees includes fees for retained professionals paid directly by the Debtors and therefore does not include payments (i.e. payments made to the secured lenders’ advisors) made on behalf of the Debtors. In addition, this schedule does not include payments made to parties deemed to be ordinary course professionals.

2.	The Debtor has included fees in this category based on the time period covered in the individuals professionals’ filed fee applications, not based on the filing date of the fee application unless expressly noted herein. The Debtor has made its best efforts to capture and include all professional fees incurred in the reporting period, however, due to the monthly fee application process, inadvertent omissions may occur.

3.	The fees listed in the “Amount Paid This Period” section relate to fees incurred from August 4, 2008 through October 31, 2008 and were not included in any previously filed Monthly Operating Reports.

4.	The fees listed in the “Amount Paid This Period” section relate to fees incurred from September 1, 2008 through October 31, 2008 and were not included in any previously filed Monthly Operating Reports.

5.	The fees listed in the “Amount Paid This Period” section relate to fees incurred from October 1, 2008 through December 15, 2008 and were not included in any previously filed Monthly Operating Reports.

6.	The Debtor made a payment of $1,500,000 reflective of the 1% DIP financing fee to Lazard Frères & Co. LLC on September 24, 2008 for services rendered pursuant to the agreement letter dated April 17, 2008.

7.	The fees listed in the “Amount Incurred This Period” section relate to fees incurred from November 1, 2008 through December 31, 2008 and were not included in any previously filed Monthly Operating Reports.

Monthly Operating Report
3 of 13	December 1, 2008 through December 31, 2008

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
WCI Communities, Inc., et al.	Case Number: 08-11643 (KJC)
Debtors	Jointly Administered
Hon. Kevin J. Carey

Debtor Bank Account Book Balances by Legal Entity

As of December 31, 2008

Bank Account Number	Financial Institution	Debtor Entity	Account Type	Book Balance (2)
3299755829	Bank of America	WCI Communities, Inc.	Controlled Disbursement	$(1,505,541)
4426514794	Bank of America	WCI Communities, Inc.	Depository	(16,360)
1014426363819	Bank of America	WCI Communities, Inc.	Operating (Club)	7,856
3756555592	Bank of America	WCI Communities, Inc.	Depository (Club)	158
3299048860	Bank of America	WCI Communities, Inc.	Manual Payroll	1,315,742
3756451340	Bank of America	WCI Communities, Inc.	Master Funding	34,176,857
22450150271638	Bank of America	WCI Communities, Inc.	Investment	40,000,000
1233164052	Bank of America	WCI Communities, Inc.	Cash Collateral	—
4426600381	Bank of America	WCI Communities, Inc.	Merchant	—
4426600378	Bank of America	WCI Communities, Inc.	Merchant	—
9417964332	Bank of America	WCI Communities, Inc.	Escrow	1,592,582
9417964332	Bank of America	WCI Communities, Inc.	Escrow	3,629,973
30584705	CitiGroup Global Markets, Inc.	WCI Communities, Inc.	Cash	20,000
3739240616514	CitiGroup Global Markets, Inc.	WCI Communities, Inc.	Investment	—
0012407	Commerce Bank	WCI Communities, Inc.	Escrow	65,703
7432025505	Fifth Third Bank	WCI Communities, Inc.	Escrow	(57,019)
701-07C24	Merrill Lynch	WCI Communities, Inc.	Stock Option Account (1)	5,232
701-07C39	Merrill Lynch	WCI Communities, Inc.	Stock Option Accounts (1)	38,558
1000004168299	SunTrust Bank	WCI Communities, Inc.	Merchant (Club)	(29,665)
1000025017749	SunTrust Bank	WCI Communities, Inc.	Lockbox (Club)	27,859
200290004489	SunTrust Bank	WCI Communities, Inc.	Disbursement (Club)	—
276160950883	SunTrust Bank	WCI Communities, Inc.	Merchant (Club)	—
200290002915	SunTrust Bank	WCI Communities, Inc.	Merchant (Club)	—
276160951881	SunTrust Bank	WCI Communities, Inc.	Merchant (Club)	—
1000052974861	SunTrust Bank	WCI Communities, Inc.	Merchant (Club)	538
200290005248	SunTrust Bank	WCI Communities, Inc.	Operating (Club)	18,263
1000025017632	SunTrust Bank	WCI Communities, Inc.	Disbursement	4,687
1000015009995	SunTrust Bank	WCI Communities, Inc.	Merchant (Club)	17,233
1000038892120	SunTrust Bank	WCI Communities, Inc.	Merchant (Club)	16,829
1000025017756	SunTrust Bank	WCI Communities, Inc.	Operating (Club)	127,255
1000004168307	SunTrust Bank	WCI Communities, Inc.	Lockbox (Club)	408,910
335004056140	SunTrust Bank	WCI Communities, Inc.	Concentration	803,336
200290002907	SunTrust Bank	WCI Communities, Inc.	Disbursement	—
333002108	SunTrust Bank	WCI Communities, Inc.	Investment	10,008,665
1000076705002	SunTrust Bank	WCI Communities, Inc.	Escrow	335,779
1000076705002	SunTrust Bank	WCI Communities, Inc.	Escrow	71,000
1000076705002	SunTrust Bank	WCI Communities, Inc.	Escrow	75,000
1000076705002	SunTrust Bank	WCI Communities, Inc.	Escrow	52,000
1000076705002	SunTrust Bank	WCI Communities, Inc.	Escrow	110,000
1000076705002	SunTrust Bank	WCI Communities, Inc.	Escrow	181,250
2000015600794	Wachovia Bank, N.A.	WCI Communities, Inc.	Checking (Club)	31,859
2000015609054	Wachovia Bank, N.A.	WCI Communities, Inc.	Merchant (Club)	75,147
2000013821232	Wachovia Bank, N.A.	WCI Communities, Inc.	Checking	—

Monthly Operating Report
4 of 13	December 1, 2008 through December 31, 2008

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
WCI Communities, Inc., et al.	Case Number: 08-11643 (KJC)
Debtors	Jointly Administered
Hon. Kevin J. Carey

Debtor Bank Account Book Balances by Legal Entity

As of December 31, 2008

Bank Account Number	Financial Institution	Debtor Entity	Account Type	Book Balance (2)
2000015600587	Wachovia Bank, N.A.	WCI Communities, Inc.	Escrow	—
2000022050285	Wachovia Bank, N.A.	WCI Communities, Inc.	Checking (Club)	—
2000028197841	Wachovia Bank, N.A.	WCI Communities, Inc.	Merchant (Club)	27,296
2000014402498	Wachovia Bank, N.A.	WCI Communities, Inc.	Merchant (Club)	232,532
2000014402485	Wachovia Bank, N.A.	WCI Communities, Inc.	Operating (Club)	36,966
200007364963	Wachovia Bank, N.A.	WCI Communities, Inc.	Lockbox (Club)	6,158
2000035866291	Wachovia Bank, N.A.	WCI Communities, Inc.	Depository (Club)	26,493
2000028197838	Wachovia Bank, N.A.	WCI Communities, Inc.	Operating (Club)	2,116
2090002595628	Wachovia Bank, N.A.	WCI Communities, Inc.	Concentration	213,367
2000015609041	Wachovia Bank, N.A.	WCI Communities, Inc.	Lockbox (Club)	24,376
2000014402508	Wachovia Bank, N.A.	WCI Communities, Inc.	Operating (Club)	278
2000014402511	Wachovia Bank, N.A.	WCI Communities, Inc.	Merchant (Club)	889
2000027364963	Wachovia Bank, N.A.	WCI Communities, Inc.	Checking (Club)	6,158

	Total	WCI Communities, Inc.		$92,186,318
3299755811	Bank of America	Bay Colony-Gateway, Inc.	Controlled Disbursement	$(122,683)
200290004128	SunTrust Bank	Bay Colony-Gateway, Inc.	Disbursement	—
1000004168182	SunTrust Bank	Bay Colony-Gateway, Inc.	Lockbox (Club)	8,193
200290005272	SunTrust Bank	Bay Colony-Gateway, Inc.	Merchant (Club)	346,127
200290005124	SunTrust Bank	Bay Colony-Gateway, Inc.	Operating (Club)	1,342
1000004168521	SunTrust Bank	Bay Colony-Gateway, Inc.	Merchant (Club)	123,357
200290003342	SunTrust Bank	Bay Colony-Gateway, Inc.	Operating	7,269,425

	Total	Bay Colony-Gateway, Inc.		$7,625,760
2000022050913	Wachovia Bank, N.A.	Communities Finance Company, LLC	Escrow	$—
1000034424902	SunTrust Bank	First Fidelity Title, Inc.	Escrow	$20,685
1000038891502	SunTrust Bank	First Fidelity Title, Inc.	Escrow	165,775
2000025193673	Wachovia Bank, N.A.	First Fidelity Title, Inc.	Operating	—

	Total	First Fidelity Title, Inc.		$186,460
2050000582550	Wachovia Bank, N.A.	Poplar Tree, LLC	Escrow	$292,000
98395857	Provident Bank	Renaissance at Oak Creek Club, LLC	Escrow	$79,149
2000022050272	Wachovia Bank, N.A.	Resort at Singer Island Properties, Inc.	Controlled Disbursement	$205,295
3329040909	Bank of America	Reston Building Co., LLC	Manual Payroll	$262,003
33500406147	SunTrust Bank	Sun City Center Golf Properties, Inc.	Operating	$7,539
33500406147	SunTrust Bank	Sun City Center Golf Properties, Inc.	Checking (Club)	—
33500406147	SunTrust Bank	Sun City Center Golf Properties, Inc.	Operating	—

	Total	Sun City Center Golf Properties, Inc.		$7,539

Monthly Operating Report
5 of 13	December 1, 2008 through December 31, 2008

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
WCI Communities, Inc., et al.	Case Number: 08-11643 (KJC)
Debtors	Jointly Administered
Hon. Kevin J. Carey

Debtor Bank Account Book Balances by Legal Entity

As of December 31, 2008

Bank Account Number	Financial Institution	Debtor Entity	Account Type	Book Balance (2)
200290002664	SunTrust Bank	Watermark Realty Referral, Inc.	Disbursement	$299,866
205000058255	Wachovia Bank, N.A.	WCI Towers Northeast USA, Inc.	Escrow	$556,412
3299126666	Bank of America	WCI Homes Northeast Inc.	Controlled Disbursement	$42,020
3756676015	Bank of America	WCI Homes Northeast Inc.	Depository	179,403
9514985944	Bank of America	WCI Homes Northeast Inc.	Manual Payroll	323,308

	Total	WCI Homes Northeast Inc.		$544,731
4426363806	Bank of America	WCI Mid-Atlantic US Region, Inc.	Depository	$—
3299040081	Bank of America	WCI Mid-Atlantic US Region, Inc.	Controlled Disbursement	(105,388)

	Total	WCI Mid-Atlantic US Region, Inc.		$(105,388)
2000013048497	Wachovia Bank, N.A.	WCI Realty New Jersey, Inc.	Escrow	$737
2000013048507	Wachovia Bank, N.A.	WCI Realty New Jersey, Inc.	Escrow	737

	Total	WCI Realty New Jersey, Inc.		$1,474
8046165950	Colonial Bank	WCI Realty, Inc.	Escrow	$—
8041492342	Colonial Bank	WCI Realty, Inc.	Escrow	193,965
8041492359	Colonial Bank	WCI Realty, Inc.	Escrow	386,299
7431758502	Fifth Third Bank	WCI Realty, Inc.	Escrow	—
7431758999	Fifth Third Bank	WCI Realty, Inc.	Escrow	—
7431759534	Fifth Third Bank	WCI Realty, Inc.	Escrow	—
7431598734	Fifth Third Bank	WCI Realty, Inc.	Escrow	33,617
7431759419	Fifth Third Bank	WCI Realty, Inc.	Escrow	77,423
7431759351	Fifth Third Bank	WCI Realty, Inc.	Escrow	196,315
200290004527	SunTrust Bank	WCI Realty, Inc.	Escrow	—
1000076704781	SunTrust Bank	WCI Realty, Inc.	Escrow	174,658
200290003520	SunTrust Bank	WCI Realty, Inc.	Escrow	211,382
1000000902741	SunTrust Bank	WCI Realty, Inc.	Escrow	378,000
200290005329	SunTrust Bank	WCI Realty, Inc.	Escrow	655,333
2000022050560	Wachovia Bank, N.A.	WCI Realty, Inc.	Escrow	—

	Total	WCI Realty, Inc.		$2,306,992
	Grand Total			$104,448,613

Notes:

1.	The Debtor maintains two stock option accounts with Merrill Lynch for certain corporate purposes. These accounts are not FDIC insured, and in late November, the Debtor transferred substantially all of these funds to FDIC insured accounts at Bank of America.

2.	Certain of the Debtors’ bank account balances reported herein are negative. These negative balances primarily relate to timing differences between the accounting for disbursements on a book basis and the funding of cash into the controlled disbursement accounts.

Monthly Operating Report
6 of 13	December 1, 2008 through December 31, 2008

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
WCI Communities, Inc., et al.	Case Number: 08-11643 (KJC)
Debtors	Jointly Administered
Hon. Kevin J. Carey

Debtor’s Statements with respect to Bank Account Reconciliations, Copies of Bank Statements

and Cash Disbursements Journal

Bank Account Reconciliations

The reconciliations for all open and active bank accounts are prepared within either the Treasury Department or the Regional Corporate Accounting Departments and then subsequently sent to the Treasury Department. The Debtors affirm that all reconciliations are maintained in the Treasury Department and reviewed by the Cash Managers and/or Treasurer. Typically, all reconciliations are generally completed within 45 days after the prior month end. Bank account reconciliations are not attached to this Monthly Operating Report, but if the U.S. Trustee requests copies, the Debtors will provide all bank reconciliations as soon as practical.

Bank Statements

The Debtors affirm that bank statements for all open and active bank accounts are maintained in the Treasury Department. In addition, the Debtors affirm that the following bank accounts were closed during the current reporting period:

Entity	Account Type	Account Name	Bank	Closed Date
WCI Communities, Inc.	Checking	WCI Communities, Inc - OBH Shared Facilities	Bank of America	12/19/08

The Debtors affirm that no bank accounts were opened during the current reporting period.

Copies of bank statements are not attached to this Monthly Operating Report, but if the U.S. Trustee requests, the Debtor will provide copies of all bank statements as soon as practical.

Cash Disbursement Journals

The Debtors affirm that within its financial accounting systems, check registers and/or disbursement journals are maintained for each disbursement account. Cash disbursement journals are not attached to this Monthly Operating Report, but if the U.S. Trustee requests, the Debtors will provide copies of all disbursement journals as soon as practical.

Monthly Operating Report
7 of 13	December 1, 2008 through December 31, 2008

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
WCI Communities, Inc., et al.	Case Number: 08-11643 (KJC)
Debtors	Jointly Administered
Hon. Kevin J. Carey

Consolidating Statement of Operations (1) (2)

For the Period December 1, 2008 through December 31, 2008

(Unaudited)

	Debtor Entities	Non-Debtor Entities	Eliminations	Consolidated WCI Communities, Inc.
Revenue	$24,497,509	$11,595,107	$(108,840)	$35,983,776
Costs of sales	13,263,524	6,644,025	(68,533)	19,839,016
Equity in earnings from joint ventures	(180,052)	(97,377)	—	(277,428)
Other income & expenses	(814,588)	95,704	1,297,867	578,983
Real estate taxes, net	2,528,840	120,977	—	2,649,817
Selling, general & administrative expenses	12,703,148	5,169,076	(43,128)	17,829,096
Interest expense, net	7,511,105	155,312	(916,677)	6,749,740
Depreciation & amortization	1,114,747	463,804	—	1,578,551
Expenses related to early repayment of debt	—	—	—	—
Restructuring costs	2,813,511	—	—	2,813,511
Minority interests	—	—	(239,870)	(239,870)
Income taxes	3,246,186	—	—	3,246,186

Net income (loss)	$(17,688,913)	$(956,415)	$(138,500)	$(18,783,827)

Notes:

1.	Refer to Exhibit A of this Monthly Operating Report for individual Debtor entity statements of operations.
2.	The consolidated statement of operations is not prepared on a year-to-date basis, and therefore will not reflect the asset impairment adjustments as of the month ended September 30, 2008.

Monthly Operating Report
8 of 13	December 1, 2008 through December 31, 2008

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
WCI Communities, Inc., et al.	Case Number: 08-11643 (KJC)
Debtors	Jointly Administered
Hon. Kevin J. Carey

Consolidating Balance Sheet (1) (2)

As of December 31, 2008

(Unaudited)

	Debtor Entities	Non-Debtor Entities	Eliminations	Consolidated WCI Communities, Inc.
Assets
Cash & cash equivalents	$97,331,210	$15,879,215	$—	$113,210,425
Restricted cash	9,290,811	1,297,665	—	10,588,476
Contracts receivable	1	—	—	1
Mortgages & accounts receivable	10,416,993	3,573,381	(209,128)	13,781,246
Real estate inventories	1,093,234,028	25,225,318	—	1,118,459,346
Plant & equipment	126,928,528	66,199,162	(4,720,509)	188,407,182
Investments in joint ventures	270,100,508	(11,519,234)	(240,382,836)	18,198,438
Other assets	112,798,323	12,214,116	(1,380,234)	123,632,205

Assets	$1,720,100,402	$112,869,622	$(246,692,706)	$1,586,277,318

Liabilities
Liabilities subject to comprise (3)	$978,281,863	$—	$—	$978,281,863
Accounts payable & other liabilities	66,715,411	35,786,411	(1,504,813)	100,997,009
Customer deposits	25,166,373	1,355,540	—	26,521,913
Intercompany due to/from	(107,078,904)	107,078,905	(1)	0
DIP term loan	77,081,032	—	—	77,081,032
Senior secured credit facility	498,923,875	—	—	498,923,875
Senior secured term loan	224,829,124	—	—	224,829,124
Mortgages & notes payable	1,775,000	—	—	1,775,000
CDD obligations	52,001,071	2,693,317	—	54,694,388

Liabilities	$1,817,694,845	$146,914,173	$(1,504,814)	$1,963,104,204

Minority interests	$16,842,737	$—	$9,729,363	$26,572,100

Equity (Deficit)
Net Worth	$422,583,884	$(11,980,432)	$(218,475,872)	$192,127,580
Retained Earnings	231,687,903	34,893,285	(36,521,563)	230,059,626
Current year earnings	(768,708,966)	(56,957,404)	80,179	(825,586,191)

(Deficit)	(114,437,179)	(34,044,550)	(254,917,256)	(403,398,985)

Liabilities and equity (deficit)	$1,720,100,403	$112,869,622	$(246,692,706)	$1,586,277,319

Notes:

1.	Refer to Exhibit B of this Monthly Operating Report for individual Debtor entity statements of assets and liabilities.

2.	As required for the third quarter completion of its GAAP financial statements, the Debtors undertook an impairment analysis of its long lived real estate assets. The impairments recorded by the Debtors, effective September 30, 2008, are reflected in the Consolidating Balance Sheet and the individual Debtor Statements of Assets and Liabilities that are included in this monthly operating report. Refer to the third quarter Form 10-Q filed with the SEC on January 28, 2009 for specific explanations of the accounting for the impairments for the quarter ending September 30, 2008. Given the timing of the third quarter Form 10-Q filing (January 28, 2009), the impairments were not included in prior monthly operating reports. The Debtors are not planning to file amended and/or restated monthly operating reports for the periods ending September 30, 2008, October, 31 2008 or November 30, 2008.

3.	Liabilities subject to compromise include unsecured debt facilities, pre-petition accounts payable, general reserves for other payables, warranty obligations, legal contingency reserves and other liabilities. The Debtors have made their best efforts to characterize liabilities subject to compromise. These estimates are preliminary only and are subject to material change and/or reclassification. Any liabilities listed as subject to compromise reflects the Debtors’ best current estimate of the amount of pre-petition claims that will be restructured in the Chapter 11 Cases. In that regard, liabilities subject to compromise will change based upon, among other things, revised estimates of the amount of pre-petition claims that will be restructured in the Chapter 11 Cases.

Monthly Operating Report
9 of 13	December 1, 2008 through December 31, 2008

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
WCI Communities, Inc., et al.	Case Number: 08-11643 (KJC)
Debtors	Jointly Administered
Hon. Kevin J. Carey

Status of Post-petition U.S. Taxes

For the Period December 1, 2008 through December 31, 2008

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero. Attach photocopies of IRS Form 6123 or payment to receipt to verify payment or deposit of federal payroll taxes (1). Attach photocopies of any tax returns filed during the reporting period.

	Beginning Tax Liability	Amount Withheld or Accrued	Amount Paid	Ending Tax Liability
Federal
FICA-Employee	$—	$239,887	$239,887	$—
FICA-Employer	76,428	289,893	240,504	125,817
Federal Unemployment Tax	780	9,189	1,270	8,699
Federal Income Tax Withholding	—	677,993	677,993	—
Other - Franchise	24,750	13,750	33,000	5,500

Total Federal Taxes	$101,958	$1,230,713	$1,192,655	$140,016

State and Local
Sales & Use (2)	$550,348	$210,084	$550,348	$210,084
State Unemployment Insurance	2,042	31,792	3,900	29,933
State/City Income Tax Withholding	—	23,776	23,776	—
Real Property Tax (3)	8,476,358	2,605,343	283,439	10,798,262
Personal Property Tax	330,509	79,917	14,335	396,091

Total State and Local	$9,359,256	$2,950,912	$875,798	$11,434,370

Total Taxes	$9,461,215	$4,181,625	$2,068,453	$11,574,386

Notes:

1.	The Debtor electronically files federal payroll tax returns with the assistance of its payroll processor, ADP. These returns are not attached hereto.

2.	Sales & use tax liability is shown net of prepayments, as required by the taxing authority.

3.	Amounts are accrued on a monthly basis but are generally not yet due.

Monthly Operating Report
10 of 13	December 1, 2008 through December 31, 2008

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
WCI Communities, Inc., et al.	Case Number: 08-11643 (KJC)
Debtors	Jointly Administered
Hon. Kevin J. Carey

Summary of Unpaid Post-petition Debts (1)

As of December 31, 2008

		Days Past Due
	Current	1-30	31-60	61-90	90+	Total
Land Development	$23,715	$13,607	$6,807	$20,314	$844	$65,288
Contractor (non-land development)	747,033	(70,125)	12,573	(34,006)	63,788	719,262
Recurring Item (e.g. lease)	—	—	—	—	—	—
G&A Expense (2)	591,236	1,195,854	119,560	35,624	220,929	2,163,203

Total	$1,361,985	$1,139,336	$138,940	$21,932	$285,561	$2,947,753

Percentage	46.2%	38.7%	4.7%	0.7%	9.7%	100.0%

Notes:

1.	The post-petition debts reported only represent open and outstanding trade vendor invoices that have been entered into the Debtors’ accounts payable system. This summary does not include invoices not yet entered into the Debtors’ accounts payable system, any month-end accruals or estimations.

2.	Past due G&A payables may be related to invoices under dispute, invoice submission issues, invoice “charge-back” situations in which the counterparty owes WCI a greater amount than WCI owes to them, or other invoices which the Debtor has put on hold (e.g. invoices related to property taxes, rejected leases, etc.)

Monthly Operating Report
11 of 13	December 1, 2008 through December 31, 2008

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
WCI Communities, Inc., et al.	Case Number: 08-11643 (KJC)
Debtors	Jointly Administered
Hon. Kevin J. Carey

Accounts Receivable Reconciliation and Aging

As of December 31, 2008

		Days Past Due
	Current	1-30	31-60	61-90	90+	Total
Contracts Receivables	$1	$—	$—	$—	$—	$1
Amenity Receivables (1)	433,897	162,203	48,461	22,275	867,849	1,534,684
Property Management Receivables (2)	39,438	8,263	21,494	505	8,896	78,596
Hotel / Tower Receivables (3)	32,179	—	—	—	1,192,160	1,224,339
Other	11,699	—	—	3,368	474,563	489,630

Gross Receivables	$517,214	$170,466	$69,955	$26,148	$2,543,468	$3,327,250

Percentage	15.5%	5.1%	2.1%	0.8%	76.4%	100.0%
Less: Provision for Doubtful Accounts						$(1,409,764)

Net Accounts Receivable						$1,917,486

Notes:

1.	Amenity receivable past-due amounts relate to unpaid membership obligations. Once an amenity receivable reaches 120 days past due, the Debtors fully reserve the past due amount, while continuing collection efforts.

2.	Property management receivables primarily relate to amounts owed to WCI Communities, Inc. from homeowner associations for services rendered by WCI on behalf of the homeowners association. The Debtor actively manages and pursues collections of past-due receivables.

3.	Past-due Tower receivables are primarily related to customer deposit litigation. Approximately $865,000 is currently held in escrow by Chicago Title Inc. until the litigation is settled.

Monthly Operating Report
12 of 13	December 1, 2008 through December 31, 2008

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
WCI Communities, Inc., et al.	Case Number: 08-11643 (KJC)
Debtors	Jointly Administered
Hon. Kevin J. Carey

Debtor Questionnaire

		Yes	No

1.	Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide explanation below.	X

Explanation:

• On December 10, 2008, the Debtor sold used telephone equipment to Insight Enterprises, Inc. The total sale amount was for $2,500.

• On various dates throughout December 2008, the Debtor sold used computer equipment to several purchasers. The total sale amount was approximately $400.

2.	Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		X

Explanation:

The Debtors have not made disbursements from any account other than debtor in possession accounts during this reporting period. However, because certain subsidiaries of WCI Communities, Inc. did not file for bankruptcy protection, there are non-debtor legal entities that maintain their own bank account(s). WCI Communities, Inc. utilizes a central cash management system, and, as such, the same personnel oversee all treasury functions for debtor and non-debtor entities.

3.	Have all postpetition tax returns been timely filed? If no, provide an explanation below.	X

4.	Are workers compensation, general liability and other necessary insurance coverage’s in effect? If no, provide an explanation below.	X

5.	Have any bank accounts been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.		X

Explanation:

Refer to “The Debtors’ Statement with respect to Bank Account Reconciliations, Copies of Bank Statements, and Cash Disbursements Journals” located on page 7 of this Monthly Operating Report.

Monthly Operating Report
13 of 13	December 1, 2008 through December 31, 2008

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
WCI Communities, Inc., et al.	Case Number: 08-11643 (KJC)
Debtors	Jointly Administered
Hon. Kevin J. Carey

Exhibit A:

Debtor Entity Statements of Operations

For the Period December 1, 2008 through December 31, 2008

(Unaudited)

Monthly Operating Report
December 1, 2008 through December 31, 2008

In Re: WCI Communities, Inc., et al.

Case Number: 08-11643 (KJC)

Exhibit A: Statements of Operations for Debtor Entities (1) (2)

For the Period December 1, 2008 through December 31, 2008

(unaudited)

Debtor Entity:		WCI Communities, Inc.	Bay Colony-Gateway, Inc. (5)	Hunting Ridge III, LLC	Community Specialized Services, Inc.	Renaissance at Beacon Hill II, LLC	First Fidelity Title, Inc.	JYC Holdings, Inc.	Renaissance Custom Communities, LLC	Renaissance at Hunting Hills, LLC
Case Number:		08-11643	08-11646	08-11648	08-11652	08-11654	08-11655	08-11659	08-11664	08-11674
Description	Notes
Revenue		$19,075,816	$1,498,319	$—	$—	$—	$240,990	$—	$—	$—
Costs of sales		10,618,649	903,719	—	—	—	—	—	—	—
Equity in earnings from joint ventures		(319,242)	139,190	—	—	—	—	—	—	—
Other income & expenses		(5,593)	(910,081)	—	—	—	—	—	—	—
Real estate taxes, net		3,182,753	(1,389,993)	—	—	1,051	—	229,531	—	—
Selling, general & administrative	(3)	4,622,029	5,465,514	—	5,068	639	220,295	—	(3,347)	—
Interest expense, net		6,762,944	(567)	—	—	—	—	—	—	—
Depreciation & amortization		764,039	220,714	—	794	—	4,020	—	—	—
Expenses related to early repayment of debt		—	—	—	—	—	—	—	—	—
Restructuring costs		2,813,511	—	—	—	—	—	—	—	—
Income taxes		—	3,246,186	—	—	—	—	—	—	—
Allocation of corporate general & administrative	(4)	3,536,928	(4,693,899)	17	93	1,809	5,995	18,446	(58)	—

Net income (loss)		$(12,900,201)	$(1,482,465)	$(17)	$(5,956)	$(3,499)	$10,680	$(247,977)	$3,405	$—

1 of 6	Exhibit A

In Re: WCI Communities, Inc., et al.

Case Number: 08-11643 (KJC)

Exhibit A: Statements of Operations for Debtor Entities (1) (2)

For the Period December 1, 2008 through December 31, 2008

(unaudited)

Debtor Entity:		Mansion Ridge Home & Land Co. LLC	Renaissance at Kings Crossing, LLC	Communities Finance Co. LLC	Renaissance at Foxhall, LLC	Sun City Center Golf Properties, Inc.	Renaissance at Lake Manassas, LLC	Poplar Tree, LLC	WCI Homes Northeast, Inc. (6)	Renaissance at Georgetown Pike, LLC
Case Number:		08-11684	08-11688	08-11691	08-11694	08-11696	08-11701	08-11702	08-11703	08-11705
Description	Notes
Revenue		$—	$—	$—	$—	$411,598	$—	$—	$—	$—
Costs of sales		—	—	(1,306)	—	114,707	—	7,961	13,110	2,593
Equity in earnings from joint ventures		—	—	—	—	—	—	—	—	—
Other income & expenses		—	—	—	—	—	—	—	4,926	—
Real estate taxes, net		—	—	(132,573)	—	133,609	—	2,942	—	(8,815)
Selling, general & administrative	(3)	30,691	480	114,229	—	466,470	—	(2,447)	(39,159)	(1,089)
Interest expense, net		—	—	—	—	—	—	(682)	579,177	—
Depreciation & amortization		—	—	—	—	71,512	—	—	27,274	—
Expenses related to early repayment of debt		—	—	—	—	—	—	—	—	—
Restructuring costs		—	—	—	—	—	—	—	—	—
Income taxes		—	—	—	—	—	—	—	—	—
Allocation of corporate general & administrative	(4)	—	43	490,426	74	75,933	14	26,011	32,559	(277)

Net income (loss)		$(30,691)	$(523)	$(470,777)	$(74)	$(450,632)	$(14)	$(33,786)	$(617,887)	$7,588

2 of 6	Exhibit A

In Re: WCI Communities, Inc., et al.

Case Number: 08-11643 (KJC)

Exhibit A: Statements of Operations for Debtor Entities (1) (2)

For the Period December 1, 2008 through December 31, 2008 (unaudited)

Debtor Entity:		Renaissance at Oak Creek Club, LLC	Resort at Singer Island Properties, Inc.	WCI Realty Inc.	Dix Hills Home & Land Co. LLC	Spectrum Kensington LLC	Renaissance at Beacon Hill, LLC	MHI-Rugby Road LLC	Renaissance at The Oaks, LLC	WCI Hunter Mill, LLC
Case Number:		08-11711	08-11712	08-11713	08-11715	08-11717	08-11719	08-11722	08-11728	08-11729
Description	Notes
Revenue		$—	$1,876,500	$9,600	$—	$—	$—	$—	$—	$—
Costs of sales		(31,108)	2,206,490	2,700	—	—	—	—	—	—
Equity in earnings from joint ventures		—	—	—	—	—	—	—	—	—
Other income & expenses		—	—	—	—	—	—	—	—	—
Real estate taxes, net		59,255	375,596	—	—	—	—	17,337	—	13,167
Selling, general & administrative	(3)	(778)	195,044	1,020,878	—	—	—	1,214	(384)	448
Interest expense, net		—	(2,179)	—	—	—	—	—	—	(8,447)
Depreciation & amortization		—	1,011	24,126	—	—	—	—	—	—
Expenses related to early repayment of debt		—	—	—	—	—	—	—	—	—
Restructuring costs		—	—	—	—	—	—	—	—	—
Income taxes		—	—	—	—	—	—	—	—	—
Allocation of corporate general & administrative	(4)	12,132	51,257	10,036	(31)	—	112	65,557	(55)	47,875

Net income (loss)		$(39,501)	$(950,719)	$(1,048,139)	$31	$—	$(112)	$(84,108)	$439	$(53,044)

3 of 6	Exhibit A

In Re: WCI Communities, Inc., et al.

Case Number: 08-11643 (KJC)

Exhibit A: Statements of Operations for Debtor Entities (1) (2)

For the Period December 1, 2008 through December 31, 2008

(unaudited)

Debtor Entity:		Hopewell Crossing Home & Land Co. LLC	Renaissance at Oakton Glen, LLC	WCI Realty New Jersey, Inc	Renaissance at Occoquan Walk, LLC	Hunting Ridge II, LLC	WCI Mid- Atlantic U.S. Region, Inc.	Watermark Realty Referral, Inc	Southbury Home & Land Co. LLC	WCI Communities Property Management, Inc.
Case Number:		08-11731	08-11736	08-11737	08-11742	08-11746	08-11747	08-11748	08-11749	08-11753
Description	Notes
Revenue		$—	$—	$—	$—	$—	$—	$—	$—	$14,467
Costs of sales		—	—	—	—	—	(114,637)	324	—	—
Equity in earnings from joint ventures		—	—	—	—	—	—	—	—	—
Other income & expenses		—	—	—	—	—	96,160	—	—	—
Real estate taxes, net		8,526	—	—	9,480	—	20,935	—	—	—
Selling, general & administrative	(3)	—	—	43,099	(3,123)	—	114,690	—	525	37,424
Interest expense, net		2,960	—	—	—	—	177,900	—	—	—
Depreciation & amortization		—	—	—	—	—	1,041	—	—	215
Expenses related to early repayment of debt		—	—	—	—	—	—	—	—	—
Restructuring costs		—	—	—	—	—	—	—	—	—
Income taxes		—	—	—	—	—	—	—	—	—
Allocation of corporate general & administrative	(4)	14,681	81	5	5,487	110	56,234	930	(17)	268

Net income (loss)		$(26,166)	$(81)	$(43,104)	$(11,844)	$(110)	$(352,324)	$(1,254)	$(508)	$(23,440)

4 of 6	Exhibit A

In Re: WCI Communities, Inc., et al.

Case Number: 08-11643 (KJC)

Exhibit A: Statements of Operations for Debtor Entities (1) (2)

For the Period December 1, 2008 through December 31, 2008

(unaudited)

Debtor Entity:		Renaissance at River Creek II, LLC	Renaissance at Timberlake, LLC	WCI Custom Homes, LLC	Renaissance at River Creek Towns, LLC	WCI Towers Northeast USA, Inc.	Renaissance Centro Arlington, LLC	Renaissance Centro Columbia, LLC
Case Number:		08-11756	08-11759	08-11761	08-11763	08-11764	08-11766	08-11770
Description	Notes
Revenue		$—	$—	$—	$—	$1,370,219	$—	$—
Costs of sales		—	—	(2,676)	—	(457,002)	—	—
Equity in earnings from joint ventures		—	—	—	—	—	—	—
Other income & expenses		—	—	—	—	—	—	—
Real estate taxes, net		—	—	—	—	6,040	—	—
Selling, general & administrative	(3)	1,088	—	682	4,766	408,201	—	—
Interest expense, net		—	—	—	—	—	—	—
Depreciation & amortization		—	—	—	—	—	—	—
Expenses related to early repayment of debt		—	—	—	—	—	—	—
Restructuring costs		—	—	—	—	—	—	—
Income taxes		—	—	—	—	—	—	—
Allocation of corporate general & administrative	(4)	—	438	1,299	—	185,961	31,353	22,173

Net income (loss)		$(1,088)	$(438)	$695	$(4,766)	$1,227,019	$(31,353)	$(22,173)

5 of 6	Exhibit A

In Re: WCI Communities, Inc., et al.

Case Number: 08-11643 (KJC)

Exhibit A: Statements of Operations for Debtor Entities (1) (2)

For the Period December 1, 2008 through December 31, 2008

(unaudited)

The following notes should be read in conjunction with Exhibit A for the Statements of Operations for Debtor Entities:

1.	The statements of operations provided herein represent financial information included in the Company’s general ledger for “active” Debtor entities. The Company has defined a Debtor entity as being “active” if the entity 1) owns or holds title to assets, 2) conducts some type of operation with general ledger activity, or 3) has contingent liabilities (e.g. potential warranty obligations).

2.	The monthly statements of operations for Debtor entities are not prepared on a year-to-date basis, and therefore will not reflect the asset impairment adjustments as of the month ended September 30, 2008.

3.	The statements of operations for certain Debtor entities reflect negative SG&A. Negative SG&A expense is generally the result of the reversal of accruals, defaults and true-ups.

4.	The Debtor records significant corporate overhead costs on the books and records of Bay Colony-Gateway, Inc. These corporate overhead costs have been allocated pro-rata to various active legal entities based on the net book value of total assets as a percentage of combined total assets as of 12/31/08 for each of the legal entities.

5.	The credit in Other income & expense for Bay-Colony Gateway, Inc. primarily relates to intercompany interest charged to the WCI Northeast and WCI Mid-Atlantic regions. An offsetting interest expense is recorded and eliminated in consolidation.

6.	WCI Homes Northeast, Inc. is the corporate entity for the Northeast Region and the income statement reflects corporate overhead expenses while the revenue amounts are allocated to appropriate legal entities within the region.

7.	Statements of operations are not provided for Debtor entities that are not “active”. A list of those entities is presented below.

Inactive Debtor Entity (7)	Case No.
Communities Home Builders, Inc.	08-11644
New Home & Land Company LLC	08-11645
East Fishkill Development LLC	08-11647
Bay Colony of Naples, Inc.	08-11649
Fair Oaks Parkway, LLC	08-11650
Spectrum PDC Corp.	08-11651
Gateway Communities, Inc.	08-11653
Pelican Bay Properties, Inc.	08-11656
Bay Colony Realty Associates, Inc.	08-11657
Florida Design Communities, Inc.	08-11658
Renaissance at Bellview Road, LLC	08-11660
Coral Ridge Communities, Inc.	08-11661
Spectrum Customer Care, Inc.	08-11662
Carpentry Management Associates, LLC	08-11663
Spectrum Valimar Corp.	08-11665
Florida Lifestyle Management Company	08-11666
Gateway Realty Sales, Inc.	08-11667
Pelican Landing Communities, Inc.	08-11668
Renaissance at Bridges of Oakton II, LLC	08-11669
Renaissance at Roseland, Inc.	08-11670
Florida National Properties, Inc.	08-11671
The Colony at Pelican Landing Golf Club, Inc.	08-11672
Lake Grove Home & Land Company LLC	08-11673
Coral Ridge Properties, Inc.	08-11675
Renaissance Holdings Corp.	08-11676
Spectrum-Irvington Corp.	08-11677
GC Assets of Nassau, Inc.	08-11678
Spectrum Design Studio, Inc.	08-11679
Renaissance at Cardinal Forest, LLC	08-11680
Gateway Communications Services, Inc.	08-11681
Communities Amenities, Inc.	08-11682
Pelican Landing Properties, Inc.	08-11683
Coral Ridge Realty, Inc.	08-11685
Spectrum-Riverwoods Corp.	08-11686
Renaissance at Evergreen Mills Road, LLC	08-11687
Renaissance at Rugby Road, LLC	08-11689
Spectrum FS Corp.	08-11690
Renaissance Housing Corp.	08-11692
Pelican Marsh Properties, Inc.	08-11693
Spectrum Glen Cove Corp.	08-11695
Renaissance at Rugby Road II, LLC	08-11697
(The) Mansion Ridge Sewer Co., Inc.	08-11698
Coral Ridge Realty Sales, Inc.	08-11699
WCI Amenities, Inc.	08-11700
Renaissance Land, LLC	08-11704
Sun City Center Realty, Inc.	08-11706
Spectrum Holmdel Corp.	08-11707
Renaissance at South River, Inc.	08-11708
Marbella at Pelican Bay, Inc.	08-11709
Heron Bay, Inc.	08-11710
WCI Architecture & Land Planning, Inc.	08-11714
Tarpon Cove Realty, Inc.	08-11716
Renaissance at the Bridges of Oakton, LLC	08-11718
WCI Northeast Real Estate Development, LLC	08-11720
Heron Bay Golf Course Properties, Inc.	08-11721
Reston Building Company, LLC	08-11723
WCI Realty Connecticut, Inc.	08-11724
WCI Business Development, Inc.	08-11725
Spectrum Lake Grove, LLC	08-11726
WCI Realty Maryland, Inc.	08-11727
Tarpon Cove Yacht & Racquet Club, Inc.	08-11730
RMH, LLC	08-11732
WCI Northeast U.S. Region, LLC	08-11733
WCI Marketing, Inc.	08-11734
Spectrum Landing Corp.	08-11735
(The) Valimar Home & Land Company, LLC	08-11738
WCI Pompano Beach, Inc.	08-11739
WCI Capital Corporation	08-11740
Sarasota Tower, Inc.	08-11741
WCI Realty New York, Inc.	08-11743
Spectrum Long Beach, LLC	08-11744
WCI Ireland Inn Corp.	08-11745
WCI Title, Inc.	08-11750
Renaissance at River Creek, Inc.	08-11751
Spectrum North Bergen LLC	08-11752
Spectrum Construction Corp.	08-11754
WCI Towers, Inc.	08-11755
WCI Towers Mid-Atlantic USA, Inc.	08-11758
Renaissance at Timberlake II, LLC	08-11760
WCI Homebuilding, Inc.	08-11762
WCI Homes, Inc.	08-11765
Renaissance at River Creek Villas, Inc.	08-11767
WCI Golf Group, Inc.	08-11768
WCI Homebuilding Northeast, U.S., Inc.	08-11769

6 of 6	Exhibit A

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
WCI Communities, Inc., et al.	Case Number: 08-11643 (KJC)
Debtors	Jointly Administered
Hon. Kevin J. Carey

Exhibit B:

Debtor Entity Statements of Assets and Liabilities

As of December 31, 2008

(Unaudited)

Monthly Operating Report

December 1, 2008 through December 31, 2008

In Re: WCI Communities, Inc., et al.

Case Number: 08-11643 (KJC)

Exhibit B: Debtor Entity Statements of Assets & Liabilities (1)

As of December 31, 2008

(unaudited)

Debtor Entity:	WCI Communities, Inc.	Bay Colony- Gateway, Inc.		Hunting Ridge III, LLC	Community Specialized Services, Inc.	Renaissance at Beacon Hill II, LLC	First Fidelity Title, Inc.	JYC Holdings, Inc.
Case Number:	08-11643	08-11646		08-11648	08-11652	08-11654	08-11655	08-11659
Assets
Cash & cash equivalents	$87,410,647	$7,753,616		$—	$—	$—	$120,752	$—
Restricted cash	6,157,649	—		—	—	—	(9)	—
Contracts receivable	1	—		—	—	—	—	—
Mortgages & accounts receivable	6,510,007	2,382,575		—	371	—	—	—
Real estate inventories (2)	705,800,106	69,262,651		—	—	543,403	—	2,300,000
Plant & equipment	63,862,113	34,008,993		—	12,151	—	205,375	3,483,173
Investments in subsidiaries and joint ventures	224,717,618	44,082,890		—	—	—	—	—
Other assets	46,068,788	48,998,817		5,600	17,452	40,000	1,606,892	165,085

Total assets	$1,140,526,930	$206,489,542		$5,600	$29,973	$583,403	$1,933,010	$5,948,259

Liabilities
Accounts payable & other liabilities	$137,348,603	$15,266,176		$—	$—	$—	$74,850	$565,946
Customer deposits	27,268,814	(523,958	) $	—	—	—	—	—
Swap breakage	10,574,574	10,574,574			10,574,574		10,574,574	10,574,574
Debtor-in-possession secured term loan	77,081,032	77,081,032		77,081,032	77,081,032	77,081,032	77,081,032	77,081,032
Senior secured credit facility	498,923,875	498,923,875		—	498,923,875	—	498,923,875	498,923,875
Senior secured term note	224,829,124	224,829,124		—	224,829,124	—	224,829,124	224,829,124
Mortgages & notes payable	—	—		—	—	—	—	—
CDD obligations	38,751,874	695,783		—	—	—	—	—
Senior subordinated notes	538,157,031	538,157,031		—	538,157,031	—	538,157,031	538,157,031
Junior subordinated notes	165,000,000	—		—	—	—	—	—
Convertible subordinated notes	127,486,111	127,486,111		—	127,486,111	—	127,486,111	127,486,111

Total liabilities	$1,845,421,038	$1,492,489,748		$77,081,032	$1,477,051,747	$77,081,032	$1,477,126,597	$1,477,617,693

1 of 7	Exhibit B

In Re: WCI Communities, Inc., et al.

Case Number: 08-11643 (KJC)

Exhibit B: Debtor Entity Statements of Assets & Liabilities (1)

As of December 31, 2008

(unaudited)

Debtor Entity:	Renaissance Custom Communities, LLC	Renaissance at Hunting Hills, LLC	Mansion Ridge Home & Land Co. LLC	Renaissance at Kings Crossing, LLC	Communities Finance Co. LLC	Renaissance at Foxhall, LLC	Sun City Center Golf Properties, Inc.	Renaissance at Lake Manassas, LLC
Case Number:	08-11664	08-11674	08-11684	08-11688	08-11691	08-11694	08-11696	08-11701
Assets
Cash & cash equivalents	$—	$—	$—	$—	$—	$—	$31,068	$—
Restricted cash	—	—	—	—	—	—	—	—
Contracts receivable	—	—	—	—	—	—	—	—
Mortgages & accounts receivable	—	—	—	—	1,577,500	—	109,541	—
Real estate inventories (2)	(18,571)	—	—	(10,055)	155,163,294	—	—	—
Plant & equipment	—	—	—	—	—	—	23,649,440	—
Investments in subsidiaries and joint ventures	—	—	—	—	—	—	—	—
Other assets	—	—	—	24,000	1,402,721	24,000	695,318	4,377

Total assets	$(18,571)	$—	$—	$13,945	$158,143,515	$24,000	$24,485,366	$4,377

Liabilities
Accounts payable & other liabilities	$—	$—	$—	$—	$7,339,790	$—	$3,175,718	$—
Customer deposits	—	—	—	—	24,799,784	—	2,140	—
Swap breakage					10,574,574		10,574,574
Debtor-in-possession secured term loan	77,081,032	77,081,032	77,081,032	77,081,032	77,081,032	77,081,032	77,081,032	77,081,032
Senior secured credit facility	—	—	—	—	498,923,875	—	498,923,875	—
Senior secured term note	—	—	—	—	224,829,124	—	224,829,124	—
Mortgages & notes payable	—	—	—	—	—	—	—	—
CDD obligations	—	—	—	—	12,553,414	—	—	—
Senior subordinated notes	—	—	—	—	538,157,031	—	538,157,031	—
Junior subordinated notes	—	—	—	—	—	—	—	—
Convertible subordinated notes	—	—	—	—	127,486,111	—	127,486,111	—

Total liabilities	$77,081,032	$77,081,032	$77,081,032	$77,081,032	$1,521,744,734	$77,081,032	$1,480,229,605	$77,081,032

2 of 7	Exhibit B

In Re: WCI Communities, Inc., et al.

Case Number: 08-11643 (KJC)

Exhibit B: Debtor Entity Statements of Assets & Liabilities (1)

As of December 31, 2008

(unaudited)

Debtor Entity:	Poplar Tree, LLC	WCI Homes Northeast, Inc.	Renaissance at Georgetown Pike, LLC	Renaissance at Oak Creek Club, LLC	Resort at Singer Island Properties, Inc.	WCI Realty Inc.	Dix Hills Home & Land Co. LLC	Spectrum Kensington LLC
Case Number:	08-11702	08-11703	08-11705	08-11711	08-11712	08-11713	08-11715	08-11717
Assets
Cash & cash equivalents	$—	$502,711	$—	$—	$1,209,545	$1,500	$—	$—
Restricted cash	79,149	—	—	292,000	110,000	2,095,610	—	—
Contracts receivable	—	—	—	—	—	—	—	—
Mortgages & accounts receivable	—	(457,965)	—	—	201,739	—	—	—
Real estate inventories (2)	8,204,149	461,509	(114,253)	3,568,832	14,398,527	—	(10,147)	—
Plant & equipment	—	582,381	—	—	29,295	1,089,169	—	—
Investments in subsidiaries and joint ventures	—	1,300,000	—	—	—	—	—	—
Other assets	104,379	8,110,438	25,000	51,207	579,223	54,885	—	—

Total assets	$8,387,677	$10,499,074	$(89,253)	$3,912,039	$16,528,328	$3,241,164	$(10,147)	$—

Liabilities
Accounts payable & other liabilities	$15,347	$3,742,766	$—	$3,000	$952,407	$248,049	$177	$—
Customer deposits	671,813	—	193,000	33,755	1,634,500	—	—	—
Swap breakage	10,574,574	10,574,574	10,574,574	10,574,574	10,574,574	10,574,574
Debtor-in-possession secured term loan	77,081,032	77,081,032	77,081,032	77,081,032	77,081,032	77,081,032	77,081,032	77,081,032
Senior secured credit facility	498,923,875	498,923,875	498,923,875	498,923,875	498,923,875	498,923,875	—	—
Senior secured term note	224,829,124	224,829,124	224,829,124	224,829,124	224,829,124	224,829,124	—	—
Mortgages & notes payable	—	—	—	—	—	—	—	—
CDD obligations	—	—	—	—	—	—	—	—
Senior subordinated notes	—	—	—	—	538,157,031	538,157,031	—	—
Junior subordinated notes	—	—	—	—	—	—	—	—
Convertible subordinated notes	—	—	—	—	127,486,111	127,486,111	—	—

Total liabilities	$812,095,764	$815,151,371	$811,601,605	$811,445,360	$1,479,638,653	$1,477,299,796	$77,081,209	$77,081,032

3 of 7	Exhibit B

In Re: WCI Communities, Inc., et al.

Case Number: 08-11643 (KJC)

Exhibit B: Debtor Entity Statements of Assets & Liabilities (1)

As of December 31, 2008

(unaudited)

Debtor Entity:	Renaissance at Beacon Hill, LLC	MHI-Rugby Road LLC	Renaissance at The Oaks, LLC	WCI Hunter Mill, LLC	Hopewell Crossing Home & Land Co. LLC	Renaissance at Oakton Glen, LLC	WCI Realty New Jersey, Inc	Renaissance at Occoquan Walk, LLC	Hunting Ridge II, LLC
Case Number:	08-11719	08-11722	08-11728	08-11729	08-11731	08-11736	08-11737	08-11742	08-11746
Assets
Cash & cash equivalents	$—	$—	$—	$—	$—	$—	$1,474	$—	$—
Restricted cash	—	—	—	—	—	—	—	—	—
Contracts receivable	—	—	—	—	—	—	—	—	—
Mortgages & accounts receivable	—	—	—	11,699	—	—	—	—	—
Real estate inventories (2)	—	20,663,553	(40,489)	15,262,953	4,733,946	—	—	1,768,818	—
Plant & equipment	—	—	—	—	—	—	—	—	—
Investments in subsidiaries and joint ventures	—	—	—	—	—	—	—	—	—
Other assets	36,000	476,134	22,630	163,300	—	26,000	—	551	35,600

Total assets	$36,000	$21,139,687	$(17,859)	$15,437,952	$4,733,946	$26,000	$1,474	$1,769,369	$35,600

Liabilities
Accounts payable & other liabilities	$—	$1,621	$—	$12,612	$85,316	$—	$35,671	$28,448	$—
Customer deposits	—	—	—	—	—	—	—	—	—
Swap breakage	10,574,574	10,574,574		10,574,574	10,574,574		10,574,574	10,574,574
Debtor-in-possession secured term loan	77,081,032	77,081,032	77,081,032	77,081,032	77,081,032	77,081,032	77,081,032	77,081,032	77,081,032
Senior secured credit facility	498,923,875	498,923,875	—	498,923,875	498,923,875	—	498,923,875	498,923,875	—
Senior secured term note	224,829,124	224,829,124	—	224,829,124	224,829,124	—	224,829,124	224,829,124	—
Mortgages & notes payable	—	—	—	—	1,775,000	—	—	—	—
CDD obligations	—	—	—	—	—	—	—	—	—
Senior subordinated notes	—	—	—	—	—	—	—	—	—
Junior subordinated notes	—	—	—	—	—	—	—	—	—
Convertible subordinated notes	—	—	—	—	—	—	—	—	—

Total liabilities	$811,408,605	$811,410,226	$77,081,032	$811,421,217	$813,268,921	$77,081,032	$811,444,276	$811,437,052	$77,081,032

4 of 7	Exhibit B

In Re: WCI Communities, Inc., et al.

Case Number: 08-11643 (KJC)

Exhibit B: Debtor Entity Statements of Assets & Liabilities (1)

As of December 31, 2008 (unaudited)

Debtor Entity:	WCI Mid- Atlantic U.S. Region, Inc.	Watermark Realty Referral, Inc	Southbury Home & Land Co. LLC	WCI Communities Property Management, Inc.	Renaissance at River Creek II, LLC	Renaissance at Timberlake, LLC	WCI Custom Homes, LLC	Renaissance at River Creek Towns, LLC
Case Number:	08-11747	08-11748	08-11749	08-11753	08-11756	08-11759	08-11761	08-11763
Assets
Cash & cash equivalents	$31	$299,866	$—	$—	$—	$—	$—	$—
Restricted cash	—	—	—	—	—	—	—	—
Contracts receivable	—	—	—	—	—	—	—	—
Mortgages & accounts receivable	3,368	—	—	78,596	—	—	(438)	—
Real estate inventories (2)	14,246,684	—	(5,323)	—	—	—	392,039	—
Plant & equipment	4,138	—	—	2,301	—	—	—	—
Investments in subsidiaries and joint ventures	—	—	—	—	—	—	—	—
Other assets	3,879,180	—	—	5,463	—	141,357	27,251	—

Total assets	$18,133,402	$299,866	$(5,323)	$86,360	$—	$141,357	$418,853	$—

Liabilities
Accounts payable & other liabilities	$2,778,624	$—	$—	$285,848	$—	$—	$13,024	$—
Customer deposits	140,000	—	—	—	—	—	800,674	—
Swap breakage	10,574,574	10,574,574		10,574,574				10,574,574
Debtor-in-possession secured term loan	77,081,032	77,081,032	77,081,032	77,081,032	77,081,032	77,081,032	77,081,032	77,081,032
Senior secured credit facility	498,923,875	498,923,875	—	498,923,875	—	—	—	498,923,875
Senior secured term note	224,829,124	224,829,124	—	224,829,124	—	—	—	224,829,124
Mortgages & notes payable	—	—	—	—	—	—	—	—
CDD obligations	—	—	—	—	—	—	—	—
Senior subordinated notes	—	538,157,031	—	538,157,031	—	—	—	—
Junior subordinated notes	—	—	—	—	—	—	—	—
Convertible subordinated notes	—	127,486,111	—	127,486,111	—	—	—	—

Total liabilities	$814,327,229	$1,477,051,747	$77,081,032	$1,477,337,595	$77,081,032	$77,081,032	$77,894,730	$811,408,605

5 of 7	Exhibit B

In Re: WCI Communities, Inc., et al.

Case Number: 08-11643 (KJC)

Exhibit B: Debtor Entity Statements of Assets & Liabilities (1)

As of December 31, 2008

(unaudited)

Debtor Entity:	WCI Towers Northeast USA, Inc.	Renaissance Centro Arlington, LLC	Renaissance Centro Columbia, LLC
Case Number:	08-11764	08-11766	08-11770
Assets
Cash & cash equivalents	$—	$—	$—
Restricted cash	556,412	—	—
Contracts receivable	—	—	—
Mortgages & accounts receivable	—	—	—
Real estate inventories (2)	59,402,310	10,110,086	7,150,005
Plant & equipment	—	—	—
Investments in subsidiaries and joint ventures	—	—	—
Other assets	6,676	—	—

Total assets	$59,965,398	$10,110,086	$7,150,005

Liabilities
Accounts payable & other liabilities	$1,220,083	$48,105	$56,855
Customer deposits	626,373	—	—
Swap breakage	10,574,574	10,574,574	10,574,574
Debtor-in-possession secured term loan	77,081,032	77,081,032	77,081,032
Senior secured credit facility	498,923,875	498,923,875	498,923,875
Senior secured term note	224,829,124	224,829,124	224,829,124
Mortgages & notes payable	—	—	—
CDD obligations	—	—	—
Senior subordinated notes	—	—	—
Junior subordinated notes	—	—	—
Convertible subordinated notes	—	—	—

Total liabilities	$813,255,061	$811,456,710	$811,465,460

6 of 7	Exhibit B

In Re: WCI Communities, Inc., et al.

Case Number: 08-11643 (KJC)

Exhibit B: Debtor Entity Statements of Assets & Liabilities (1)

As of December 31, 2008

(unaudited)

The following notes should be read in conjunction with Exhibit B for the Statements of Assets and Liabilities for Debtor Entities:

1.	The statements of assets and liabilities provided herein represent financial information for the Company’s “active” entities. Entities that are considered inactive but are guarantors of bank- or bond-debt are not listed herein. The Company has defined a Debtor entity as being “active” if the entity 1) owns or holds title to assets, 2) conducts some type of operation with general ledger activity, or 3) has contingent liabilities (e.g. potential warranty obligations).

2.	The statements of assets and liabilities include the asset impairment adjustment amounts prepared by the Debtor for the Form 10-Q filing for the period ended September 30, 2008. Refer to the Form 10-Q filed by the Debtor with the SEC on January 28, 2009 for further explanation of the asset impairments.

3.	Statements of assets and liabilities are not provided for Debtor entities that are not “active” . A list of those entities is presented below.

Inactive Debtor Entity (3)	Case No.
Communities Home Builders, Inc.	08-11644
New Home & Land Company LLC	08-11645
East Fishkill Development LLC	08-11647
Bay Colony of Naples, Inc.	08-11649
Fair Oaks Parkway, LLC	08-11650
Spectrum PDC Corp.	08-11651
Gateway Communities, Inc.	08-11653
Pelican Bay Properties, Inc.	08-11656
Bay Colony Realty Associates, Inc.	08-11657
Florida Design Communities, Inc.	08-11658
Renaissance at Bellview Road, LLC	08-11660
Coral Ridge Communities, Inc.	08-11661
Spectrum Customer Care, Inc.	08-11662
Carpentry Management Associates, LLC	08-11663
Spectrum Valimar Corp.	08-11665
Florida Lifestyle Management Company	08-11666
Gateway Realty Sales, Inc.	08-11667
Pelican Landing Communities, Inc.	08-11668
Renaissance at Bridges of Oakton II, LLC	08-11669
Renaissance at Roseland, Inc.	08-11670
Florida National Properties, Inc.	08-11671
The Colony at Pelican Landing Golf Club, Inc.	08-11672
Lake Grove Home & Land Company LLC	08-11673
Coral Ridge Properties, Inc.	08-11675
Renaissance Holdings Corp.	08-11676
Spectrum-Irvington Corp.	08-11677
GC Assets of Nassau, Inc.	08-11678
Spectrum Design Studio, Inc.	08-11679
Renaissance at Cardinal Forest, LLC	08-11680
Gateway Communications Services, Inc.	08-11681
Communities Amenities, Inc.	08-11682
Pelican Landing Properties, Inc.	08-11683
Coral Ridge Realty, Inc.	08-11685
Spectrum-Riverwoods Corp.	08-11686
Renaissance at Evergreen Mills Road, LLC	08-11687
Renaissance at Rugby Road, LLC	08-11689
Spectrum FS Corp.	08-11690
Renaissance Housing Corp.	08-11692
Pelican Marsh Properties, Inc.	08-11693
Spectrum Glen Cove Corp.	08-11695
Renaissance at Rugby Road II, LLC	08-11697
(The) Mansion Ridge Sewer Co., Inc.	08-11698
Coral Ridge Realty Sales, Inc.	08-11699
WCI Amenities, Inc.	08-11700
Renaissance Land, LLC	08-11704
Sun City Center Realty, Inc.	08-11706
Spectrum Holmdel Corp.	08-11707
Renaissance at South River, Inc.	08-11708
Marbella at Pelican Bay, Inc.	08-11709
Heron Bay, Inc.	08-11710
WCI Architecture & Land Planning, Inc.	08-11714
Tarpon Cove Realty, Inc.	08-11716
Renaissance at the Bridges of Oakton, LLC	08-11718
WCI Northeast Real Estate Development, LLC	08-11720
Heron Bay Golf Course Properties, Inc.	08-11721
Reston Building Company, LLC	08-11723
WCI Realty Connecticut, Inc.	08-11724
WCI Business Development, Inc.	08-11725
Spectrum Lake Grove, LLC	08-11726
WCI Realty Maryland, Inc.	08-11727
Tarpon Cove Yacht & Racquet Club, Inc.	08-11730
RMH, LLC	08-11732
WCI Northeast U.S. Region, LLC	08-11733
WCI Marketing, Inc.	08-11734
Spectrum Landing Corp.	08-11735
(The) Valimar Home & Land Company, LLC	08-11738
WCI Pompano Beach, Inc.	08-11739
WCI Capital Corporation	08-11740
Sarasota Tower, Inc.	08-11741
WCI Realty New York, Inc.	08-11743
Spectrum Long Beach, LLC	08-11744
WCI Ireland Inn Corp.	08-11745
WCI Title, Inc.	08-11750
Renaissance at River Creek, Inc.	08-11751
Spectrum North Bergen LLC	08-11752
Spectrum Construction Corp.	08-11754
WCI Towers, Inc.	08-11755
WCI Towers Mid-Atlantic USA, Inc.	08-11758
Renaissance at Timberlake II, LLC	08-11760
WCI Homebuilding, Inc.	08-11762
WCI Homes, Inc.	08-11765
Renaissance at River Creek Villas, Inc.	08-11767
WCI Golf Group, Inc.	08-11768
WCI Homebuilding Northeast, U.S., Inc.	08-11769

7 of 7	Exhibit B

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
WCI Communities, Inc., et al.	Case Number: 08-11643 (KJC)
Debtors	Jointly Administered
Hon. Kevin J. Carey

Exhibit C:

Disclosures and Disclaimers Regarding the Monthly Operating Report

of

WCI Communities, Inc. and Its Affiliated Debtors

Monthly Operating Report
December 1, 2008 through December 31, 2008

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
WCI Communities, Inc., et al.	Case Number: 08-11643 (KJC)
Debtors	Jointly Administered
Hon. Kevin J. Carey

DISCLOSURES AND DISCLAIMERS REGARDING THE MONTHLY OPERATING REPORT

OF

WCI COMMUNITIES, INC. AND ITS AFFILIATED DEBTORS

The Monthly Operating Report filed by WCI Communities, Inc. (“WCI”) and its affiliated debtors in these jointly administered chapter 11 cases (collectively, the “Debtors”) is limited in scope, covers a limited time period and has been prepared by management of the Debtors with the assistance of their court-appointed advisors solely for the purpose of complying with reporting requirements of the Office of the United States Trustee in the District of Delaware and the Bankruptcy Code. The financial information contained in the Monthly Operating Report is unaudited and does not purport to show the financial statements of any of the Debtors in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and, therefore, may exclude items required by GAAP, such as certain reclassifications, eliminations, accruals and disclosure items. The Company cautions readers not to place undue reliance on the Monthly Operating Report. The Monthly Operating Report may be subject to revision. The Monthly Operating Report is in a format required by the Office of the United States Trustee in the District of Delaware and the Bankruptcy Code and should not be used for investment purposes. The information in the Monthly Operating Report should not be viewed as indicative of future results.

While the Debtors’ management has exercised its best efforts to ensure that the Monthly Operating Report is accurate and complete by legal entity based on information that was available at the time of preparation, inadvertent errors or omissions may exist. The Debtors reserve the right to amend the Monthly Operating Report from time to time as may be necessary or appropriate.

I.	Schedule of Receipts and Disbursements

(1) The schedule reflects actual cash receipts and disbursements for the period 12/1/08 through 12/31/08 and does not reflect transfers of funds between accounts. Cash receipts are reported as net proceeds at closing.

II.	Statement of Operations

(1) Reporting Date. All statements of operations information cover the period 12/1/2008 to 12/31/2008 and are clearly identified.

(2) Allocation of Corporate Overhead. The Debtor records significant corporate overhead costs on the books and records of Bay Colony-Gateway, Inc. For purposes of the individual legal debtor entity P&L statements attached hereto as Exhibit A, these corporate overhead costs have been allocated pro-rata to various active legal entities based on the net book value of total assets as of 12/31/08 of each of the legal entities. It is assumed that active legal Debtor entities with assets require some level of corporate support, and therefore those Debtors with larger asset bases should absorb a larger proportion of the corporate overhead expenses. The allocation of corporate overhead using the methodology described is not necessary for consolidated SEC reporting, but has been included in the statements of operations for individual Debtor entities.

III.	Statement of Assets and Liabilities

(1) Reporting Date. All asset and liability information is reported as of December 31, 2008.

(2) Basis of Presentation. For financial reporting purposes, the Debtors, along with certain of their subsidiaries that have not filed chapter 11 petitions under the Bankruptcy Code, prepare consolidated financial statements that are filed with the SEC and audited on an annual basis. Unlike the audited consolidated financial statements, the Statement of Assets and Liabilities attached herein reflect only the assets and liabilities of each Debtor and do not include eliminations or

1 of 2	Exhibit C

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
WCI Communities, Inc., et al.	Case Number: 08-11643 (KJC)
Debtors	Jointly Administered
Hon. Kevin J. Carey

intercompany balances for consolidating purposes. Accordingly, combining the assets and liabilities set forth in the Statement of Assets and Liabilities would result in amounts that would be substantially different from financial information presented on a consolidated basis in accordance with GAAP. Therefore, the Statement of Assets and Liabilities does not purport to represent financial statements prepared in accordance with GAAP nor is it intended to fully reconcile with the financial statements filed by the Debtors with the SEC. Inconsistencies should be interpreted and resolved in favor of financial statements filed by the Debtors with the SEC and not the Monthly Operating Report.

(3) Active/Inactive Debtor Entities. The Company has defined a Debtor entity as being active if the entity 1) owns or holds title to assets, 2) conducts some type of operation with general ledger activity, or 3) has contingent liabilities (e.g. potential warranty obligations). Exhibits A and B are included herein and provide further details regarding active and inactive Debtor entities and their inclusion in such exhibits.

IV.	Impairment Analysis

(1) As required for the third quarter completion of its GAAP financial statements, the Debtors undertook an impairment analysis of its long lived real estate assets. The impairments recorded by the Debtors, effective September 30, 2008, are reflected in the Consolidating Balance Sheet and the individual Debtor Statements of Assets and Liabilities that are included in this monthly operating report. However, the impact of the impairments taken is not included in the Consolidating Statement of Operations or the individual Debtor Statements of Operations included herein because these statements are monthly (not cumulative or year to date statements). Refer to the third quarter Form 10-Q filed with the SEC on January 28, 2009 for specific explanations of the accounting for the impairments for the quarter ending September 30, 2008.

(2) As required for its December 31, 2008 completion of its GAAP financial statements, the Debtors are in the process of evaluating impairment analyses of its real estate assets and other potential adjustments to the financial statements. The impact of these potential adjustments has not been included in this monthly operating report.

2 of 2	Exhibit 2